                                                                    Exhibit 10.5

                             DISTRIBUTOR AGREEMENT
                             ---------------------

This Agreement is entered into and becomes effective the 30 day of March 1995, by and between VMARK SOFTWARE, INC. ("VMARK"), a Delaware Corporation with its principal place of business at 50 Washington Street, Westboro, Massachusetts, 01581, and UDS ("DISTRIBUTOR") with its principal place of business at 1505 LBJ Freeway, suite 210, Dallas, Texas 75342.

The software products covered by this Agreement are those set forth in VMARK's then existing published Price List [hereinafter referred to as Product(s)].

Now, therefore, VMARK and DISTRIBUTOR agree as follows:

1.   Territory
     ---------

     VMARK grants DISTRIBUTOR the right to distribute Product(s) in the United States of America, District of Columbia, Mexico and Australia under the terms and conditions set forth herein including all schedules attached hereto and by this reference made part hereof.

2.   Term
     ----

     This Agreement shall continue in effect one year from the date set forth above and shall continue thereunder unless terminated by either party upon 90 day written notice of such termination to the other subject to compliance by DISTRIBUTOR and VMARK with all the terms and conditions set forth in this Agreement including all the Schedules hereto, unless sooner terminated as provided herein.

3.   Products
     --------

     VMARK may add or delete versions of Product(s) set forth in VMARK's then prevailing price list upon seventy-five (75) days' notice to DISTRIBUTOR. The Product(s) covered by this Agreement is that Product(s) ordered by DISTRIBUTOR as an initial or additional DISTRIBUTOR Package.

4.   License
     -------

     4.1 VMARK hereby grants to DISTRIBUTOR a non-exclusive license to demonstrate, market, promote and copy, for backup purposes only, Product(s) and to sublicense Product(s) to End-Users for use solely on systems designated in the Sublicense Agreement.

     4.2 Each Product(s) license purchased hereunder may be sublicensed only one time by DISTRIBUTOR, otherwise said license is non-transferable.

     4.3 Upon execution of this Agreement and payment of the license fee set forth in the attached Initial Distributor Order, DISTRIBUTOR shall have the right to use and demonstrate Product(s) on a designated system.

               Upon payment by DISTRIBUTOR of the fee for temporary demonstration licenses set forth in Schedule 1, VMARK shall, upon written request from DISTRIBUTOR provide a temporary demonstration copy of Product(s) under the license provisions of this Agreement. However, the license for such temporary demonstration copy of Product(s) shall expire sixty (60) days after shipment by VMARK.

5.      Sublicenses
        -----------

        5.1 DISTRIBUTOR may provide and sublicense Product(s) to End-Users, but only pursuant to a non-exclusive, non-transferable sublicense agreement in a form approved by VMARK. The current approved sublicense agreement form is attached as Schedule 2, and may be changed from time to time by mutual agreement between VMARK and DISTRIBUTOR.

        5.2 DISTRIBUTOR shall provide to VMARK, upon written request, a copy of all sublicense agreements with an End-User granted by DISTRIBUTOR hereunder on or before the fifteenth (15th) day of the month following receipt by DISTRIBUTOR of such written request.

        5.3 DISTRIBUTOR must secure a new sublicense from End-User for any upgrade version of Product(s), such as increasing the number of users supported by Product(s) or replacing the Central Processing Unit on which Product(s) is originally licensed for use.

6.      Ordering
        --------

        6.1 Concurrent with the execution of this Agreement DISTRIBUTOR shall order a demonstration package as set forth in the Initial Distributor Order Form.

        6.2 During the term hereof DISTRIBUTOR orders for Product(s) shall be submitted to VMARK by written purchase order on a form acceptable to VMARK pursuant to the terms hereof and VMARK shall confirm acceptance or rejection of the order in writing within twenty
               (20) business days. VMARK may refuse to accept any purchase order(s) if DISTRIBUTOR is in breach of this Agreement including the Schedules hereto. All purchase orders submitted to VMARK by DISTRIBUTOR must specify that they are subject to the terms and conditions of this Agreement; all other terms and conditions on such purchase order shall have no force or effect. No orders shall be binding upon VMARK until acceptance by VMARK.

        6.3 If at any time subsequent to VMARK's acceptance of the DISTRIBUTOR's purchase order and prior to delivery, the DISTRIBUTOR is in default of any provision of this Agreement or schedule hereto, VMARK's acceptance of any purchase order shall be deemed to be vacated and the purchase order shall be canceled.

7.      Shipment
        --------

        DISTRIBUTOR shall pay all shipping charges. Unless otherwise agreed, costs of shipment will be paid by VMARK for the account of DISTRIBUTOR. In the absence of shipping instructions, VMARK will select a common carrier on behalf of the DISTRIBUTOR.

8.      Title
        -----

        Title to and ownership of all proprietary rights in Product(s) and all related proprietary information shall at all times remain with VMARK.

9.      Copyright and Trade Secret Notice and Legends
        ---------------------------------------------

        9.1 DISTRIBUTOR shall reproduce on any copies including partial copies of Product(s) and related material the notice or legend which they contained when received by DISTRIBUTOR. In the absence of such notice or legend upon receipt by DISTRIBUTOR, the following notice shall be placed on all material objects embodying partial or complete copies of Product(s) and related material.

                          COPYRIGHT VMARK SOFTWARE, INC. 1993
                          ALL RIGHTS RESERVED

        9.2 Each copyright notice shall be reproduced in human-readable form on the media containers, tapes or other tangible manifestations in which Product(s) are produced under this Agreement and in machine readable form embedded in the object code of Product(s) such that the notice is displayed on the terminal when Product(s) are first logged on. Such copyright notice shall not be construed as an admission of or presumption that publication has occurred.

10.     License Fee
        -----------

        DISTRIBUTOR shall pay to VMARK for each copy of Product(s) ordered and shipped the appropriate license fee set forth in the appropriate
        Schedule 1, attached to this Agreement.

11.     Payment Terms
        -------------

        11.1 License fees and other charges payable by DISTRIBUTOR to VMARK under this Agreement are payable net of all taxes, tariffs and other governmental charges, except taxes based on VMARK's net income, and if VMARK is required to pay any such tax, tariff or other charge based on the license granted or services performed under this Agreement, then such taxes, tariffs or other charges shall be billed to DISTRIBUTOR and payable upon invoice.

        11.2 License fees shall be payable in U.S. dollars. All other payments due hereunder shall be paid in U.S. dollars and as specified herein. If no payment term is specified, such payments shall be due within 30 days from date of invoice. Any amount not paid when due may be subject to a late payment charge at the rate of 1.5% per month or the maximum rate permitted by law, whichever is less until such payment is made.

12.     Warranty
        --------

        12.1 VMARK warrants that Product(s), when shipped, will conform to its then current published specification for Product(s). In the event that Product(s) does not so conform and DISTRIBUTOR notifies VMARK in writing within ninety (90) days from the date of shipment, then VMARK shall at its option, either correct the defect, or replace Product(s) with a conforming copy.

        12.2      EXCEPT FOR THE WARRANTIES SET FORTH HEREIN IN THIS
                  PARAGRAPH 12 ABOVE, VMARK DISCLAIMS ALL WARRANTIES WITH REGARD TO Product(s), INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; and the stated express written warranties are in lieu of all obligations or liabilities on the part of VMARK for damages, including but not limited to special, indirect or consequential damages arising out of or in connection with the use or performance thereof.

13.     Support Services
        ----------------

        13.1 VMARK shall make Support Services available to DISTRIBUTOR and/or to licensees of Product(s) sublicensed by DISTRIBUTOR.

                       Such Support Services shall be provided by VMARK at VMARK's then prevailing prices, terms and conditions, as defined in Schedule 13.2 attached to this Agreement, and by this reference incorporated herein.

14.     Infringement Indemnification
        ----------------------------

        14.1 VMARK shall defend any claim, suit or proceeding brought against DISTRIBUTOR so far as it is based on a claim that the use or transfer of Product(s) and related material delivered hereunder constitutes an infringement of a United States patent or copyright, so long as VMARK is notified promptly in writing by DISTRIBUTOR as to any such action and is given full authority, information and assistance (at VMARKs expense) for the defense of any such claim or proceeding. VMARK shall pay all damages and costs awarded therein against DISTRIBUTOR but shall not be responsible for any compromise made without its consent. In the event of a final judgment which prohibits DISTRIBUTOR or DISTRIBUTOR's customers continued use of Product(s) by reason of infringement of a United States patent or copyright, or if at any time VMARK is of the opinion that Product(s) is likely to become the cause of an action for infringement of a United States patent or copyright, VMARK shall, at its sole option and at its expense, either obtain the rights to continued use of Product(s) or replace or modify Product(s) so that it is no longer infringing.

        14.2 DISTRIBUTOR shall indemnify and hold harmless VMARK from any loss, cost, or expense suffered or incurred in connection with any claim, suit or proceeding brought against VMARK so far as it is based on a claim that Product(s) modified, altered or combined by DISTRIBUTOR with any equipment, device or software not supplied by VMARK hereunder constitutes such an infringement because of such modification, alteration or combination.

15.     Use of VMARK's Name
        -------------------

        15.1 VMARK expressly prohibits any direct or indirect use, reference to, or other employment of its name, trademarks or trade names or of any name, trademark or trade name exclusively licensed to VMARK, except in this Agreement or as expressly authorized by VMARK in writing.

        15.2 All DISTRIBUTOR advertising and other promotional material for Product(s) shall identify VMARK and will be submitted to VMARK for approval prior to release by DISTRIBUTOR. VMARK acknowledges that its consent may not be unreasonably withheld.

        15.3 VMARK hereby authorizes DISTRIBUTOR's use of the legend VMARK AUTHORIZED DISTRIBUTOR. If utilized by DISTRIBUTOR, said legend shall appear in conjunction with, and after, DISTRIBUTOR's name and shall not be more prominent than DISTRIBUTOR's name. DISTRIBUTOR shall submit to VMARK the full particulars as to any requested use of the authorized legend in any manner and shall not utilize the same unless and until VMARK's written approval is obtained.

        15.4 Upon termination of this Agreement, DISTRIBUTOR shall discontinue the use of such legend in any manner and thereafter shall not use, either directly or indirectly, such legend or any similar legend, the use of which might confuse or deceive the public and/or potential DISTRIBUTOR customers.

        15.5 DISTRIBUTOR agrees that the names uniVerse and VMARK are owned by VMARK, and DISTRIBUTOR shall upon request from VMARK and at VMARK's cost and expense, assist VMARK in taking appropriate steps to protect its rights in said names.

16.     Marketing Support
        -----------------

        VMARK shall have the right to participate with DISTRIBUTOR in user meetings, advertisement and newsletters primarily concerning Product(s).

17.     Documentation
        -------------

        VMARK will provide DISTRIBUTOR with an initial complement of sales literature at no additional charge to DISTRIBUTOR. VMARK shall also provide one (1) set of system manuals with the initial version of Product(s) licensed by DISTRIBUTOR. DISTRIBUTOR may purchase additional manual(s) at VMARK's then prevailing prices for such manual(s).

18.     Excusable Delays
        ----------------

        VMARK shall not be liable for any loss, damage or penalty for delay in delivery or for failure to give notice of delay when such delay is due to causes beyond the reasonable control of VMARK, such as, but not limited to, acts of God, fire or explosions, war or civil disturbances, labor disturbances, delays in transportation or unreasonable delay in delivery by VMARK's vendors. The time for performance hereunder shall be extended by a period of time equal to the time lost because of any such delay.

19.     Relationship of Parties
        -----------------------

        19.1 DISTRIBUTOR acknowledges that both parties hereto are independent contractors and that DISTRIBUTOR will solicit orders for Product(s) only as an independent contractor. DISTRIBUTOR shall in no way represent itself as a partner, joint-venture, agent, employee or general representative of VMARK. DISTRIBUTOR acknowledges that its only authorized representation to third parties is to identify itself as a VMARK AUTHORIZED UNIVERSE DISTRIBUTOR. DISTRIBUTOR further acknowledges that it shall have no right, power or authority to in any way obligate VMARK to any contract, term or condition.

        19.2 DISTRIBUTOR agrees to indemnify and hold VMARK free and harmless from any and all claims, damages and expenses of every kind and nature, including reasonable attorneys fees, arising from acts of commission or omission by DISTRIBUTOR in relation to licenses sold by DISTRIBUTOR under this Agreement.

20.     Solicitation of Employees
        -------------------------

        Neither VMARK nor DISTRIBUTOR shall solicit the services of employees of the other during the term of this Agreement.

21.     ASSIGNMENT

        This Agreement is personal to DISTRIBUTOR and the Agreement, or any part thereof, may not be transferred or assigned by DISTRIBUTOR without the prior written consent of VMARK.

        VMARK will not unreasonably withhold consent of assignment.

22.     Termination
        -----------

        22.1 Unless terminated pursuant to Paragraph 2, this Agreement shall remain in full force and effect except if terminated as follows:

                  a. If either party neglects or fails to perform, observe or cure within thirty (30) days of written notice of such failure to perform any of its existing or future obligations.

                  b. If DISTRIBUTOR attempts to assign this Agreement or any of its rights hereunder.

        22.2 Termination of this Agreement shall not affect any of DISTRIBUTOR's pretermination obligations hereunder and any such term termination is without prejudice to the enforcement of any undischarged obligations existing at the time of termination.

        22.3 In the event of termination of this Agreement, DISTRIBUTOR shall have no further right to use Product(s) or VMARK's trademarks and trade names, and immediately after the termination date shall return to VMARK all originals and copies of Product(s), including all compilations, translations, and partial copies, whether or not modified or merged into other software or documentation. DISTRIBUTOR shall certify in writing within ten (10) days following termination that it has complied with this paragraph. DISTRIBUTOR acknowledges that it shall not be entitled to any compensation by reason of allegedly having contributed to VMARK's goodwill during the term of this Agreement.

        22.4 All licenses granted by VMARK to DISTRIBUTOR under this Agreement shall immediately terminate, but such termination shall not affect the right of existing End-User sublicensees granted by DISTRIBUTOR to use Product(s).

        22.5 Sections 8 and 9 shall survive the termination or expiration of this Agreement.

23.     Notice
        ------

        Unless otherwise agreed to by the parties, all notices required hereunder shall be made by either registered mail or certified mail, return receipt requested and all notices shall be addressed to the attention of the party executing this Agreement or its successor.

24.     General
        -------

        24.1 Either party's lack of enforcement of any provision in this Agreement in the event of a breach by the other shall not be construed to be a waiver of any such provision and the non-breaching party may elect to enforce any such provision in the event of any repeated or continuing breach by the other.

        24.2 A valid contract binding upon the parties hereto shall come into being only upon execution of this Agreement by a duly authorized agent, officer or representative of both parties.

        24.3 This Agreement is the exclusive statement of the entire agreement between VMARK and DISTRIBUTOR and supersedes all prior oral or written representations or agreements between the parties as to the subject matter hereof. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

        24.4 The parties hereto agree that the terms and conditions contained herein shall prevail notwithstanding any variations on any orders submitted by DISTRIBUTOR.

        24.5 This Agreement shall be governed by, subject to and construed in accordance with the laws of the Commonwealth of Massachusetts.

        24.6 The particular provisions of this Agreement shall be deemed confidential in nature and neither DISTRIBUTOR nor VMARK shall divulge any of its provisions as set forth herein to any third parties except as may be required by law.

        24.7 DISTRIBUTOR understands that VMARK is subject to regulation by agencies of the U.S. Government, including the U.S. Department of Commerce, which prohibit export or diversion of VMARK products to certain countries, and agrees it will not knowingly assist or participate in any such diversion or other violation of applicable U.S. laws and regulations. DISTRIBUTOR warrants that it shall not license Product(s) in countries or to users not approved to receive classified technical equipment under applicable U.S. laws and regulations and that it will abide by such laws and regulations. DISTRIBUTOR shall hold harmless and indemnify VMARK for any damages resulting to VMARK from a breach of this paragraph by DISTRIBUTOR.

                  DISTRIBUTOR shall include in all sublicenses the name and location of the end user customer.

IN WITNESS WHEREOF, the parties hereto have executed this instrument to be effective as of the date first written above on the first page hereof.

VMARK SOFTWARE, INC.                            DISTRIBUTOR


By: /s/  James K. Walsh                         By: /s/ Roger H. Linn
-----------------------                         -----------------------

James K. Walsh                                  Roger H. Linn
-----------------------                         -----------------------
Printed Name                                    Printed Name

Ex VP & C.O.O.                                  Pres.
-----------------------                         -----------------------
Title                                           Title

3/30/95                                         3/30/95
-----------------------                         -----------------------
Date                                            Date

                                 SCHEDULE 13.2
                                 -------------

                            VANTAGE SUPPORT SERVICES
                            ------------------------


Definitions
-----------

"VANTAGE PARTNER" is a relationship agreed-to between DISTRIBUTOR and VMARK, as elected below, consisting of certain terms and conditions as contained herein.

"VANTAGE RESELLER" is a relationship agreed-to between DISTRIBUTOR and VMARK, as elected below, consisting of certain terms and conditions as contained herein.

"LIST MAINTENANCE PRICE" is VMARK's then current, per-end-user, Annual Maintenance List-Price for a given license of Product as shown in Schedule 1 of this Distributor Agreement between DISTRIBUTOR and VMARK.

"MAINTENANCE CHARGE" for a given license of Product is equal to the LIST MAINTENANCE PRICE multiplied by the number of users associated with that license.

"TOTAL MAINTENANCE CHARGE" is the sum of the MAINTENANCE CHARGES for all licenses of Product(s) sold by DISTRIBUTOR under this Distributor Agreement, and any prior Agreement(s), between DISTRIBUTOR and VMARK.

"COMMITMENT LEVEL" is that category of terms and conditions specified herein and elected by DISTRIBUTOR under which DISTRIBUTOR commits to act as a VMARK VANTAGE PARTNER.

"LICENSEE PERCENTAGE" is that percentage of all licenses of Product(s) sold by DISTRIBUTOR under this Distributor Agreement, and any prior Agreement(s), between DISTRIBUTOR and VMARK deemed to be subject to MAINTENANCE CHARGES, determined by and associated with each COMMITMENT LEVEL, and used to calculate quarterly payments due to VMARK by DISTRIBUTOR as a VANTAGE PARTNER.

"VANTAGE PERCENTAGE" is that share of a MAINTENANCE CHARGE that is payable to VMARK by DISTRIBUTOR, determined by and associated with each COMMITMENT LEVEL, and used to calculate quarterly payments due to VMARK by DISTRIBUTOR as a VANTAGE PARTNER.

"QUARTERLY MINIMUM" is that minimum monetary amount, which DISTRIBUTOR is obligated to pay each calendar quarter to VMARK as a VANTAGE PARTNER which is determined by and associated with each COMMITMENT LEVEL.

"THRESHOLD SALES REVENUE" is that minimum monetary amount, determined by and associated with each COMMITMENT LEVEL, which is paid or owed to VMARK by DISTRIBUTOR for all purchases (inclusive solely of licenses of Product(s), consulting services and training) made under this Distributor Agreement, and any prior Agreement(s), between DISTRIBUTOR and VMARK during each twelve-month period beginning with the Effective Date, and each anniversary thereof.

"FIRST LINE SUPPORT" is that level of support described in Schedule 1 of this Distributor Agreement between DISTRIBUTOR and VMARK provided directly to the end-customer in execution of a Maintenance Agreement with the end-customer.

"SECOND LINE SUPPORT" is that level of support described in Schedule 1 of this Distributor Agreement between DISTRIBUTOR and VMARK provided by VMARK to DISTRIBUTOR should DISTRIBUTOR elect herein to assume FIRST LINE SUPPORT duties to end-customers.

VANTAGE SUPPORT SERVICES OPTIONS
--------------------------------

DISTRIBUTOR shall elect, as of the effective date of this Agreement, the form of Vantage Service from VMARK that shall be provided to DISTRIBUTOR. DISTRIBUTOR elects either VANTAGE PARTNER, or VANTAGE RESELLER, but not both, of these two options set forth below.

DISTRIBUTOR elects to become a VANTAGE PARTNER, COMMITMENT LEVEL GOLD for all sublicenses of _____________ Product(s).

DISTRIBUTOR elects to become a VANTAGE ________________, COMMITMENT LEVEL ________________ for all sublicenses of _______________ Product(s).

A.   VANTAGE PARTNER Terms and Conditions

     1.   Definition
          ----------

          As a VANTAGE PARTNER, DISTRIBUTOR directly provides FIRST LINE SUPPORT for each Product sublicensed by DISTRIBUTOR. VMARK provides SECOND LINE SUPPORT to DISTRIBUTOR only.

          As a VANTAGE PARTNER, DISTRIBUTOR may request, and VMARK will provide, service and support which require greater expertise and knowledge of VMARK Product(s) than DISTRIBUTOR is trained or certified to provide. Such service will be provided by VMARK at VMARK's then current prices, terms and conditions.

2.        VANTAGE PARTNER Criteria
          ------------------------

          In order to qualify as a VANTAGE PARTNER, DISTRIBUTOR must, on an annual basis, demonstrate sufficient business with VMARK to meet the following criteria:

          .  THRESHOLD SALES REVENUE for the elected COMMITMENT LEVEL

          . Possess a Service infrastructure with dedicated Support Engineers within DISTRIBUTOR's organization

          .  Such DISTRIBUTOR Support Engineers shall be certified by VMARK


3.        VANTAGE PARTNER Commitment Level
          --------------------------------

          a. As a VANTAGE PARTNER, DISTRIBUTOR shall elect one and only one COMMITMENT LEVEL, with accompanying terms and conditions, of the following set out below:

                                                          THRESHOLD
              COMMITMENT  VANTAGE     QTRLY     LICENSE     SALES
Initial one     LEVEL   PERCENTAGE   MINIMUM  PERCENTAGE   REVENUE
-------------  -------  -----------  -------  -----------  -------

  RHL          Gold        30%       $5,000       90%       $800K
______

______         Silver      40%       $4,000       85%       $400K

______         Bronze      50%       $3,000       85%       $100K

               b. As a VANTAGE PARTNER, DISTRIBUTOR's COMMITMENT LEVEL, and accompanying criteria, shall be reviewed each year. If DISTRIBUTOR fails to meet any of the above criteria appropriate to the DISTRIBUTOR's COMMITMENT LEVEL, VMARK may provide written notice, effective upon receipt by DISTRIBUTOR, that DISTRIBUTOR shall be treated under the terms and conditions of a different COMMITMENT LEVEL or shall be required to select VANTAGE RESELLER terms and conditions.

               c. Upon each anniversary of the Effective Date of this Agreement, DISTRIBUTOR may elect to change its VANTAGE PARTNER COMMITMENT LEVEL or change to a VANTAGE RESELLER status. Such election may only be done by 90 days written notice from DISTRIBUTOR to VMARK. If DISTRIBUTOR elects to change to a VANTAGE RESELLER status, the terms and conditions and payments to VMARK for all Product licenses sold prior to the effective date of change shall be those in effect, for the

                    VANTAGE PARTNER COMMITMENT LEVEL prior to the elected status change.

        4.     Vantage Partner Payments
               ------------------------

               VMARK, at the beginning of each quarter, shall invoice DISTRIBUTOR for the greater of either;

               a. The QUARTERLY MINIMUM appropriate to the COMMITMENT LEVEL as elected by DISTRIBUTOR herein, or

               b.   The result of the following calculation:

                    Quarterly VMARK Charge = (VANTAGE PERCENTAGE x LICENSEE PERCENTAGE x TOTAL MAINTENANCE CHARGE) divided by 4

                    EXAMPLE.

                    DISTRIBUTOR OMEGA, A VANTAGE PARTNER, HAS A COMMITMENT LEVEL OF "GOLD". AS OF 12/13/94, DISTRIBUTOR OMEGA HAD SOLD 1,000 LICENSES WITH 10,000 TOTAL USERS; 5,000 OF THESE USERS HAVE A LIST MAINTENANCE PRICE OF $56 PER USER (5,000 X $56 = $280,000), AND 5,000 USERS HAVE A LIST MAINTENANCE PRICE OF $51 PER USER (5,000 X $51= $255,000). THE TOTAL MAINTENANCE CHARGE FOR DISTRIBUTOR OMEGA IS $535,000 (= $280,000 + $255,000) FOR THE 10,000 USERS. THE QUARTERLY VMARK CHARGE TO DISTRIBUTOR OMEGA FOR JANUARY 1, 1994, TO MARCH 31, 1994, IS CALCULATED AS FOLLOWS: $36,112.50 = (.30 X.90 X $535,000)
                    divided by 4.
                    The first Quarterly VMARK Charge shall be invoiced upon the effective Date of this Agreement and shall be prorated based upon the number of days remaining within VMARK's business quarter as a percentage of a ninety (90) day quarter. Payments are due within thirty (30) days after invoice date.

        B.  VANTAGE RESELLER
            ----------------

Initial     As a VANTAGE RESELLER, for each Maintenance Agreement with the sub-
_______     licensee DISTRIBUTOR procures for VMARK for Product(s) licensed by
            DISTRIBUTOR, VMARK shall pay to DISTRIBUTOR a sales commission equal to the following percentages of the MAINTENANCE CHARGE, net of any discounts, e.g., for multi-year contracts, prepayments, etc., paid to VMARK:

                   .    1st year - twenty percent (20%)
                   .    2nd year - ten percent (10%)
                   .    3rd year - five percent (5%)

            To qualify for these payments, DISTRIBUTOR must procure the Maintenance Agreement with the sub-licensee at point of sale or within thirty (30) days of the date of license. Such commission payments shall be made by VMARK to DISTRIBUTOR each quarter for MAINTENANCE CHARGE payments made by DISTRIBUTOR's sub-licensee(s) to VMARK during the prior quarter. Payments will be made to DISTRIBUTOR within forty-five (45) days following the end of each quarter.

                          INITIAL DISTRIBUTION PACKAGE
                          ----------------------------

This order is issued in accordance with the terms and conditions of the Distributor Agreement between VMARK Software, Inc. and __________ dated
_________.

Product Selection: UniVerse_______   PI/open _______

               6-User Product(s) License

               Indicate hardware platform and version
               code requested: HW  ________   VC _______

               1 Year Vantage Standard Support

               Complete Set of Product(s) Documentation

               1 Copy of Prof (with uniVerse only)

               3 Days of on-site educational service (must be provided on a mutually agreed upon schedule within ninety (90) days from date set forth above). Reasonable travel and living expenses incurred by VMARK will be paid by Distributor.

                                                   TOTAL:  $5,000.00
                                                           ---------
Payment and Shipment
--------------------

Initial Distributor Package Fee of $5,000 is payable upon contract execution by DISTRIBUTOR.

Subject to prior written credit approval by VMARK; license fees and other charges are payable as provided for in Section 11, Payment Terms, of the Distributor Agreement.

Requested shipping date for 6-user License and Documentation
_____________.

Purchase Order Number  _______________

THE FOREGOING ORDER IS ACCEPTED.

DISTRIBUTOR                         VMARK SOFTWARE, INC.
-----------                         --------------------

--------------------
COMPANY NAME
--------------------                --------------------
NAME (PRINTED)                      NAME (PRINTED)

--------------------                --------------------
SIGNATURE                           SIGNATURE
--------------------                --------------------
DATE                                DATE

                          INITIAL DISTRIBUTION PACKAGE
                          ----------------------------


This order is issued in accordance with the terms and conditions of the Distributor Agreement between VMARK Software, Inc. and ___________ dated
__________.

Product Selection: UniVerse ________________    PI/open _________________

               6-User Product(s) License

               Indicate hardware platform and version
               code requested: HW  ________  VC  _______

               1 Year Vantage Standard Support

               Complete Set of Product(s) Documentation

               1 Copy of Prof (with UniVerse only)

               5 Days of on-site educational service (must be provided on a mutually agreed upon schedule within ninety (90) days from date set forth above). Reasonable travel and living expenses incurred by VMARK will be paid by Distributor.

                                                   TOTAL:  $7,000.00
                                                           ---------
Payment and Shipment
--------------------

Initial Distributor Package Fee of $7,000 is payable upon contract execution by DISTRIBUTOR.

Subject to prior written credit approval by VMARK; license fees and other charges are payable as provided for in Section 11, Payment Terms, of the Distributor Agreement.

Requested shipping date for 6-user License and Documentation ____________.

Purchase Order Number _____________

THE FOREGOING ORDER IS ACCEPTED.

DISTRIBUTOR                         VMARK SOFTWARE, INC.
-----------                         --------------------

____________________
COMPANY NAME

____________________                ______________________
NAME (PRINTED)                      NAME (PRINTED)

____________________                ______________________
SIGNATURE                           SIGNATURE

____________________                ______________________
DATE                                DATE

                         ADDITIONAL DISTRIBUTOR PACKAGE
                         ------------------------------

This order is issued in accordance with the terms and conditions of the Distributor Agreement between VMARK Software, Inc. and _____________ dated
_________.

Product Selection: UniVerse __________       PI/open ______________

          6-User Product(s) License

          Indicate hardware platform and version
          code requested: HW _________ VC_______________

          1 Year Vantage Standard Support

          Complete Set of Product(s) Documentation

          One Copy of Prof (with UniVerse only)


                                                   TOTAL:  $1,700.00
                                                           ---------


Payment and Shipment
--------------------

Additional Distributor Package Fee of $1,700 is payable upon contract execution by DISTRIBUTOR.

Subject to prior written credit approval by VMARK; license fees and other charges are payable as provided for in Section 11, Payment Terms, of the Distributor Agreement.

Requested shipping date for 6-user license and Documentation ________________.

Purchase Order Number _______________.

THE FOREGOING ORDER IS ACCEPTED.

DISTRIBUTOR                         VMARK SOFTWARE, INC.
-----------                         --------------------


______________________
COMPANY NAME

______________________              _______________________
NAME (PRINTED)                      NAME (PRINTED)

______________________              _______________________
SIGNATURE                           SIGNATURE

______________________              _______________________
DATE                                DATE

LICENSE FEE                           DESIGNATED SYSTEM

______________________                ______________________

______________________                ______________________

______________________                ______________________



                                   SCHEDULE 2
                                   ----------

                                   AGREEMENT
                                   ---------

This Agreement is entered into by and between _____________ (the DISTRIBUTOR) located at ______________________and ____________________________ (LICENSEE)
located at ____________________________________________.

The DISTRIBUTOR agrees to license certain software provided by VMARK Software, Inc. to LICENSEE for the internal use of LICENSEE. The LICENSEE agrees to be bound by the terms of the sublicense herein granted.

1.   Sublicense of Operating System
     ------------------------------

     1.1 DISTRIBUTOR hereby grants LICENSEE a personal non-exclusive, non-transferable license to use and to copy in machine readable form the Software provided by DISTRIBUTOR on a single identified Central Processing Unit (CPU) solely for LICENSEE's own use for its internal data processing operating on equipment purchased from or approved in writing by DISTRIBUTOR. "Software" as used herein means system software, utility programs, routines, related documentation and media. If the designated CPU becomes temporarily inoperative, LICENSEE may use the Software on a back-up CPU until operable status is restored.

2.   LICENSEE's Obligations
     ----------------------

     LICENSEE shall:

     (a)   pay the DISTRIBUTOR the license fee set forth herein;

     (b) agree that title to all rights and interest in Software, wherever resident and in whatever media (except only the right to use pursuant to the license herein granted) remains with DISTRIBUTOR's Supplier;

     (c) install within six months of issuance and the notification by DISTRIBUTOR of its availability the latest releases of the Software which is offered by DISTRIBUTOR;

     (d) not make any copies of any Software except as necessary in connection with the rights granted hereunder, and shall reproduce and include any copyright and proprietary notice included on the original copy on all such copies of the Software and mark all media containing such copies with a warning that such Software is subject to restrictions contained in a license between DISTRIBUTOR and it suppliers and that such Software is the property of the Supplier;

     (e) not export or transmit Software to any country foreign to the United States;

     (f)   not reverse compile or disassemble the Software;

     (g) take appropriate action by instruction, agreement or otherwise, regarding all persons permitted access to the Software so as to enable LICENSEE to satisfy its obligations under this license;

     (h) treat the Software as confidential information which is proprietary to DISTRIBUTOR's Supplier by not making any part thereof available to others;

     (i)   shall use the Software only on the designated system;

     (j) shall promptly return to DISTRIBUTOR the Software and all materials associated with the Software upon termination of this License. This License will terminate upon LICENSEE's surrender of the Software and all materials associated therewith and upon DISTRIBUTOR's giving LICENSE written notice of LICENSEE's violation of one or more of the conditions of this license;

3.   Limitation of Liability
     -----------------------

     DISTRIBUTOR OR ITS SUPPLIER SHALL IN NO EVENT BE LIABLE TO LICENSEE OR TO ANY OTHER ENTITY WHICH USES ANY SOFTWARE SUPPLIED UNDER THIS AGREEMENT FOR ANY CLAIM FOR INDIRECT, SPECIAL, RELIANCE, INCIDENTAL OR CONSEQUENTIAL LOSSES, DAMAGES OR EXPENSES ARISING OUT OF THIS AGREEMENT OR ANY OBLIGATION RESULTING

     THEREFROM OR THE USE OR PERFORMANCE OF THE SOFTWARE, WHETHER IN AN ACTION BASED ON BREACH OR WARRANTY (EXPRESS OR IMPLIED), BREACH OF CONTRACT, DELAY,NEGLIGENCE (ACTIVE OR PASSIVE), STRICT TORT LIABILITY OR OTHERWISE. DISTRIBUTOR OR ITS SUPPLIER'S ENTIRE LIABILITY FOR ANY CLAIM ARISING FROM ANY CAUSE WHATSOEVER, EXCEPTING PERSONAL INJURY AND INFRINGEMENT, SHALL IN NO EVENT EXCEED THE LICENSE PURCHASE PRICE OF THE SOFTWARE WHICH DIRECTLY GIVES RISE TO THE CLAIM. NO ACTION OR PROCEEDING AGAINST DISTRIBUTOR OR ITS SUPPLIER MAY BE COMMENCED MORE THAN TWO YEARS AFTER THE SOFTWARE IS SHIPPED OR THE CAUSE OF ACTION OTHERWISE ARISES. THIS CAUSE SHALL SURVIVE THE FAILURE OF ANY EXCLUSIVE REMEDY.

4.   Infringement
     ------------

4.1 DISTRIBUTOR or its Supplier shall defend any claim, suit or proceeding brought against LICENSEE so far as it is based on a claim that the use or transfer of the Software and related material delivered hereunder constitutes an infringement of a United States patent or copyright, so long as DISTRIBUTOR or its Supplier is notified promptly in writing by LICENSEE as to any such action and is given full authority, information and assistance (at DISTRIBUTOR or its Suppliers expense) for the defense of any such claim or proceeding. DISTRIBUTOR or its Supplier shall pay all damages and costs awarded therein against LICENSEE but shall not be responsible for any compromise made without its consent. In the event of a final judgment which prohibits LICENSEE's continued use of the Software by reason of infringement of a United States patent or copyright, or if at any time DISTRIBUTOR or its Supplier is of the opinion that the Software is likely to become the cause of an action for infringement of a United States Patent or copyright, DISTRIBUTOR or its Supplier shall, at its sole option and at its expense, either obtain the rights to continue use of product, replace or modify product so that it is no longer infringing.

4.2 LICENSEE shall indemnify and hold harmless DISTRIBUTOR or its supplier from any loss, cost, or expense suffered or incurred in connection with any claim, suit or proceeding brought against DISTRIBUTOR or its Supplier so far as it is based on a claim that the Software modified, altered or combined by LICENSEE with any equipment, device or software not supplied by DISTRIBUTOR or its Supplier hereunder constitutes such an infringement because of such modification, alternation or combination.

5.   Warranty
     --------

     5.1 DISTRIBUTOR or its Supplier warrants that the Software, when shipped, will conform to its then current published specification for uniVerse on computer systems set forth in said specifications. In the event that the Software does not so conform and LICENSEE notifies DISTRIBUTOR or its Supplier in writing within ninety (90) days from the date of shipment, then DISTRIBUTOR or its Supplier shall at its option, either correct the defect, or replace the Software with a conforming copy.

     5.2 EXCEPT FOR THE WARRANTIES SET FORTH HEREIN IN THIS PARAGRAPH 5.1 ABOVE, DISTRIBUTOR OR ITS SUPPLIER DISCLAIMS ALL WARRANTIES WITH REGARD TO THE SOFTWARE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; and the stated express written warranties are in lieu of all obligations or liabilities on the part of DISTRIBUTOR or its Supplier for damages, including but not limited to special, indirect or consequential damages arising out of or in connection with the use or performance thereof.

6. LICENSEE agrees that the Sublicense Agreement may be enforced directly by VMARK Software, Inc.


IN WITNESS WHEREOF, THE PARTIES HEREUNTO EXECUTED THIS AGREEMENT AS OF THE ________ DAY OF ___________ 19____.

DISTRIBUTOR:                               LICENSEE:

By: ________________                  By: _____________________

Title: _____________                Title: ____________________

                       ANNUAL MINIMUM PURCHASE - DOMESTIC
                       ----------------------------------

THIS AMENDMENT is made the 30th day of March, 1995 by and between VMARK SOFTWARE, INC., of 50 Washington Street, Westboro, Massachusetts 01581, (hereinafter referred to as "VMARK"), and UDS having a principal place of business at 1505 LBJ Freeway Suite 210, Dallas, Texas 75342 (hereinafter referred to as "DISTRIBUTOR").

WHEREAS, VMARK and Distributor have entered into a Distribution Agreement dated as of March 30, 1995 ("Agreement"); and

WHEREAS, VMARK and DISTRIBUTOR wish to amend said Agreement;

NOW, THEREFORE, in lieu of VMARK's standard License Fees set forth in the Agreement, DISTRIBUTOR shall pay the appropriate Price Per User/Port as set forth below.

1. The Price Per User/Port payable by Distributor for all VMARK Products (as set forth on

     Schedule 1 to the Agreement), shall be based on the Annual Minimum Dollar Purchase selected by DISTRIBUTOR as set forth below, except PC/uniVerse which shall be at the prices set forth on said Schedule 1:

                              ANNUAL MINIMUM
   PRICE PER USER/PORT        Purchase U.S. $
   -------------------        ---------------
         $170                   $400,000
         $156                   $600,000
         $140                   $800,000

2. The foregoing Annual Minimum Purchase chosen by DISTRIBUTOR shall be for a period of twelve months from the date of this Amendment or payment hereunder as set forth in Section 11 below, whichever first occurs, and shall continue for each twelve (12) month period thereafter during the term of the Agreement unless modified by written notice from DISTRIBUTOR to VMARK sixty (60) days prior to the end of the twelve (12) month period and any anniversary thereof.

3. At the end of any twelve (12) month minimum Purchase period, should DISTRIBUTOR choose to eliminate the Annual Minimum Purchase for the following twelve (12) month period, the Price Per User/Port payable by DISTRIBUTOR shall be VMARK's then prevailing List Price less the appropriate discount then in effect.

4. At the end of the first and subsequent twelve (12) month minimum Purchase period, should DISTRIBUTOR choose an Annual Minimum Purchase different from that in effect, then the Price Per User/Port payable by DISTRIBUTOR shall be the appropriate price set forth above based on such Minimum Annual Purchase.

5. During any twelve (12) month minimum contract period DISTRIBUTOR shall have the right upon written notice and adjusted payment to VMARK to increase the amount of the Annual Minimum Purchase and receive the appropriate Price Per User/Port associated with the larger Annual Minimum Purchase. Such increase shall be in effect from and begin a new twelve (12) month period unless modified pursuant to the terms of this paragraph 5.

6. The appropriate Price Per User/Port shall be effective from the date of order of one fourth (1/4) of the new Annual Minimum Purchase.

7. During the twelve (12) month Annual Minimum Purchase period DISTRIBUTOR shall not have the right to reduce the Annual Minimum Purchase then in effect.

8. One fourth (1/4) of the Annual Minimum Purchase shall be ordered upon election of the appropriate Annual Minimum Purchase with subsequent one fourth (1/4) payments due each ninety (90) days thereafter until such time as the then applicable Annual Minimum Purchase is reached.

9. Any license fees due by DISTRIBUTOR for licenses sold prior to the effective date hereof shall remain due and payable based on the license fee in effect on the date of such sale.

10. Price Per User/Port and/or Required Annual Minimum Purchase may be changed by VMARK upon ninety (90) days prior written notice.

11. DISTRIBUTOR hereby elects the Annual Minimum Purchase of $__________ and shall pay upon execution of the Amendment $________________, which represents the first quarterly payment in accordance with Section 8 above.

12. VMARK Grants to DISTRIBUTOR a special price of $100/user for any existing UDS customer currently using ULT Plus, Ultimate O/S or the Pick O/S from Monolith. DISTRIBUTOR will supply to VMARK a list of all those existing customer names currently using ULT Plus, Ultimate O/S or Pick O/S within two weeks from the date of this Agreement.

13.  Revised Commitment levels attached.

All other terms and conditions of the Agreement not modified herein shall remain in full force and effect.

VMARK SOFTWARE, INC.         DISTRIBUTOR

/s/ James K. Walsh           /s/  Roger H. Linn
------------------           ------------------
Name                         Name

Ex VP & C.O.O.               Pres.
------------------           ------------------
Title                        Title

3/30/95                      3/30/95
------------------           ------------------
Date                         Date

Revised Commitment Levels

Ql     95    200k
Q2     95    125k
Q3     95    150k
Q4     95    175k
Ql     96    200k (and future quarters)


/s/ Roger H. Linn     3/30/95
------------------    -------
Roger H. Linn       Date
UDS


/s/ James K. Walsh    3/30/95
------------------    -------
VMARK                 Date

                               Termite Amendment
                               -----------------

VMARK Software, Inc., ("VMARK") having its principal place of business at 50 Washington Street, Westboro, Massachusetts, 01581, and R & D Systems Company, (CUSTOMER"), having its principal place of business at 5225 N. Academy Blvd, Suite 100, Colorado Springs, CO 80918 agree that the terms and conditions herein shall govern the licensing of the software listed on Schedule 1 ("SOFTWARE") attached hereto at the prices set forth thereon and by this reference made a part hereof.

Whereas, VMARK & Distributor have entered into a Distribution Agreement date March 30,1995, such agreement is hereby amended as follows:

TERMITE is a product of Pixel innovations, Limited of Hemel Hempstead, Herts Unit Kingdom, hereinafter referred to as "Pixel", with whom VMARK has a worldwide re-seller and support agreement.

VMARK grants to DISTRIBUTOR the right to sell a limited function version of TERMITE as part of DISTRIBUTOR's "Invision" product. This limited function version of TERMITE, hereinafter referred to as "PRODUCT," consists of:

     1. The TERMITE Version 6 Windows executable program, with VT420 and WYSE 50 terminal emulation only.

     2. 'C' language, UNIX host file transfer routines. PRODUCT is not licensed for use with any other PIXEL developed host routines (i.e. PICK-based) or programs.

     3. A VBX (Visual Basic Extension) that provides control of TERMITE executable program from another Windows program.

     4. DISTRIBUTOR logos and markings in place of all PIXEL logos and markings.

     5. All previously agreed enhancements as defined in attachment I (Intellex Letter dated 10 17-95, punch list)

PRODUCT does not include:

     1.        Any terminal emulations other than those specified above.

     2.        Any PICK host routines.

     3. Any formal documentation. DISTRIBUTOR is responsible for supplying such documentation to its customers.

VMARK will provide DISTRIBUTOR with a "Master" diskette containing the PRODUCT for the purpose of duplication and distribution as part of DISTRIBUTOR's "Invision" product. DISTRIBUTOR may only sell PRODUCT in conjunction with, and for use with, "TREND", "SHIMS", and "GAP" applications.

VMARK will provide DISTRIBUTOR with electronic version of documentation and help at no additional charge.

Upon execution of this agreement, DISTRIBUTOR agrees to place an advance order for 1000 licenses of PRODUCT at a royalty of $35.00 per license. In consideration thereof, VMARK grants to DISTRIBUTOR at no additional charge an internal use license for PRODUCT, to be used for development, sales and customer support purposes. This License will be limited to a total of 250 users.

After DISTRIBUTOR distributes the initial 1000 licenses of PRODUCT, DISTRIBUTOR agrees to pay VMARK $35.00 per user for each license distributed thereafter.

The royalty to VMARK for upgrades to any future versions of existing PRODUCT will be $15.00 per user.

DISTRIBUTOR will report and pay to VMARK on a monthly basis the previous month's sales of PRODUCT and PRODUCT upgrades. VMARK reserves the right to audit DISTRIBUTOR records at any time upon reasonable notice.

DISTRIBUTOR is responsible for providing all technical support for PRODUCT to its customers. VMARK shall provide DISTRIBUTOR with technical support for a period of thirty (30) days following DISTRIBUTOR reporting sale of PRODUCT to a customer. Thereafter, DISTRIBUTOR may obtain technical support by purchasing from VMARK Vantage Incident Packs for TERMITE. Vantage Incident Packs for TERMITE give DISTRIBUTOR telephone support 8 hours a day 5 days a week for a period of 12 months. An incident is defined as a single support issue and the reasonable effort(s) needed to resolve it. A single support issue is a problem that cannot be broken down into subordinate problems. If a problem consists of subordinate problems, each problem is considered a separate incident. Before VMARK provides support for an incident, DISTRIBUTOR and VMARK's designated support engineer(s) must agree on what the problem is and the parameters for an acceptable solution. An incident may require multiple telephone calls and off-line research to resolve it. A quarterly audit of incident usage will be provided to DISTRIBUTOR upon request.

Vantage Incident Packs for TERMITE options available to DISTRIBUTOR are:

1.   10 Incidents for 12 months at $1,199.00, or
2.   25 Incidents for 12 months at $1,799.00 or
3.   50 Incidents for 12 months at $3,199.00.

The above Vantage Incident Packs for TERMITE options and prices are available as of the date of this agreement and are subject to change in the future.

DISTRIBUTOR acknowledges that the PRODUCT and its source code are the property of PIXEL. All copyrights to the PRODUCT and its source code are owned by PIXEL. The PRODUCT, its source code, routines associated programs, and documentation remain the confidential property of PIXEL and can not be disclosed to anyone without the prior written consent of PIXEL.


VMARK Software, Inc.                      R&D Systems Company


By:       /s/ James K. Walsh              By:     /s/ KJ Cunningham
          ----------------------------            ---------------------------


Title:    Executive Vice President and    Title:  Chief Admin. Officer
          ----------------------------            ---------------------------
          Chief Operating Officer
          ----------------------------
                                          Date:   11/30/95
                                                  ---------------------------
 Date:    November 6, 1995
          ----------------------------

                              Definition Amendment
                              --------------------


VMARK Software, Inc., ("VMARK") having its principal place of business at 50 Washington Street, Westboro, Massachusetts, 01581, and R&D Systems Company ("CUSTOMER"), having its principal place of business at, 5225 N. Academy Blvd., Suite 100, Colorado Springs, CO. agree that the terms and conditions herein shall govern the licensing of the software listed on Schedule 1 ("SOFTWARE") attached hereto at the prices set forth thereon and by this reference made a part hereof.

Whereas, VMARK & Distributor have entered into a Distribution Agreement date March 30, 1995, such agreement is hereby amended as follows:

The original agreement redefine (CUSTOMER) as R&D Systems Company and its divisions, as DISTRIBUTOR. The address will be changed to 5225 N. Academy Blvd., Colorado Springs, CO 80918. The billing and payment issues will remain at UDS, at the current address until otherwise notified.

Section  22.3 of the Distribution Agreement is hereby amended as follows:
          In the event of termination of this Agreement, DISTRIBUTOR shall have no further right to use Product(s) or VMARK's trademarks and trade names, and immediately after the termination date shall return VMARK all originals and copies of Product(s), including all compilations, translations, and partial copies, whether or not modified or merged into other software or documentation. However, if DISTRIBUTOR has purchased advanced copies of any software product(s) licensed hereunder, then DISTRIBUTOR shall be permitted to sublicense such products, until such inventory is exhausted. DISTRIBUTOR shall certify in writing within ten (10) days following termination that it has complied with this paragraph. DISTRIBUTOR acknowledges that it shall not be entitled to any compensation by reason of allegedly having contributed to VMARK's goodwill during the term of this Agreement.

VMARK Software, Inc.                       R&D Systems Company


By:      /s/ James K. Walsh                By:     /s/ KJ Cunningham
         ----------------------------              --------------------

Title:   Executive Vice President and      Title:  Chief Admin. Officer
         ----------------------------              --------------------
         Chief Operating Officer
         ----------------------------

Date:    November 6, 1995                  Date:   11/30/95
         ----------------------------              --------------------